WESTERN NATIONAL LIFE INSURANCE COMPANY

A.G. SEPARATE ACCOUNT A

ELITEPLUS BONUS

Supplement dated APRIL 3, 2012
TO THE prospectus DATED MAY 1, 2011

The purpose of this supplement is to notify Contract Owners of the reorganization of the Invesco V.I. Capital Appreciation Fund (the "Acquired Fund") by the Invesco Van Kampen V.I. Capital Growth Fund (the "Acquiring Fund"), a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (such combination referred to hereinafter as the "Reorganization"). On April 2, 2012, the shareholders of the Acquired Fund approved the Reorganization.

The Reorganization will be consummated on or about April 27, 2012 ("Closing Date"). After 3:00 p.m. Central Time ("CT") on the Closing Date, all Contract Account Values in the division supported by the Acquired Fund will be automatically transferred into the Acquiring Fund division. In addition, effective upon the closing of the Reorganization, the Acquiring Fund will change its name to the Invesco Van Kampen V.I. American Franchise Fund.

At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Contract Account Value in the Acquired Fund variable account option to any of the other variable account options available under your Contract. Please review your fund prospectuses for information about the other variable account options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

If we receive any new instruction from you for transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Fund's variable account option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's account option.

If you have any questions, please contact our Annuity Service Center at 1-800-424-4990.